UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2004

Harley-Davidson Motorcycle Trust 2004-1

(Exact name of registrant as specified in its charter)

Delaware	333-98975-01	51-6550724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Rodney Square North
1100 North Market Street
Wilmington, Delaware		19890-0001
(Address of principal executive offices)		(Zip Code)

(302) 651-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Item 5.                                                           Other Events

In accordance with the Sale and Servicing Agreement dated February 1, 2004 among Harley-Davidson Motorcycle Trust 2004-1, as Issuer, Harley-Davidson Customer Funding Corp., as Trust Depositor, Harley-Davidson Credit Corp., as Servicer, and BNY Midwest Trust Company, as Indenture Trustee (the “Agreement”), the Monthly Report (as defined in the Agreement) and a certificate of a Servicing Officer (as defined in the Agreement) were furnished to the Indenture Trustee for the benefit of the Noteholders.  A copy of the Monthly Report and certificate of a Servicing Officer is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements:  None.

(b)  Pro Forma Financial Information:  None.

(c)  Exhibits:

Exhibit No.	Document
99.1	Monthly Report for the August 16, 2004 Distribution Date and Certificate of Servicing Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON MOTORCYCLE TRUST 2004-1

By: Harley-Davidson Credit Corp.,
as Administrator

	By:	/s/ Perry A. Glassgow
Perry A. Glassgow
Treasurer

August 16, 2004

EXHIBIT INDEX

Exhibit No.	Document
99.1	Monthly Report for the August 16, 2004 Distribution Date and Certificate of Servicing Officer